UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2025

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14 th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)
(720)
888-1000
(Registrant’s telephone number, including area code)

Qwest Corporation
(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14 th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, $1.00 par value per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Qwest Corporation	6.5% Notes Due 2056	CTBB	New York Stock Exchange
Qwest Corporation	6.75% Notes Due 2057	CTDD	New York Stock Exchange
Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 1, 2025, David Ward, Executive Vice President, Chief Technology and Product Officer of Lumen Technologies, Inc. (the “Company”), resigned from his roles at the Company and its principal subsidiaries to assume the role of President and Chief Architect at Salesforce, Inc. Mr. Ward will cease to serve as Executive Vice President, Chief Technology and Product Officer on January 5, 2026, while continuing to serve as an employee to support his transition through January 23, 2026.
On December 3, 2025, the Company’s Board of Directors (the “Board”) appointed James Fowler, a member of the Board, to succeed Mr. Ward as the Company’s Executive Vice President, Chief Technology and Product Officer, effective January 5, 2026. In connection with his appointment as an officer of the Company, on December 4, 2025, Mr. Fowler resigned from the Board, effective December 5, 2025. Mr. Fowler will serve as an advisor to the Company through his employment start date.
Mr. Fowler, age 54, has served as the Executive Vice President and Chief Technology Officer of Nationwide Mutual Insurance Company, a large U.S. insurance and financial services organization, since 2018. Prior to such role, he served as Group Chief Information Officer for General Electric (“GE”), a multinational conglomerate, from 2015 to 2018 and in other leadership roles since 2000. During his tenure at GE, he served in business unit CIO roles responsible for digital transformation at GE Capital, GE Power and Water, GE Intelligent Platforms, and GE Aviation. Mr. Fowler began his career at AT&T in 1993 and worked at Accenture before joining General Electric.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc., Level 3 Parent, LLC, and Qwest Corporation have duly caused this Current Report on Form
8-K
to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: December 5, 2025	By:	/s/ Mark Hacker
Mark Hacker
Executive Vice President, Chief Legal Officer & Public Sector

LEVEL 3 PARENT, LLC

Dated: December 5, 2025	By:	/s/ Mark Hacker
Mark Hacker
Executive Vice President, Chief Legal Officer & Public Sector

QWEST CORPORATION

Dated: December 5, 2025	By:	/s/ Mark Hacker
Mark Hacker
Executive Vice President, Chief Legal Officer & Public Sector

2